UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 6, 2017

VWR Corporation

(Exact name of registrant as specified in its charter)

Delaware	001-36673	26-0237871
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

Radnor Corporate Center, Building One, Suite 200

100 Matsonford Road

Radnor, Pennsylvania 19087

(Address of principal executive offices, including zip code)

(610) 386-1700

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425).

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12).

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act (17 CFR 230.405) or Rule 12b-2 of the Exchange Act (17 CFR 240.12b-2).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01	Other Events.

This Form 8-K is being filed in connection with the execution of a memorandum of understanding (the “MOU”) to settle certain litigation arising out of the previously disclosed Agreement and Plan of Merger, dated as of May 4, 2017 (the “merger agreement”), by and among Avantor, Inc., a Delaware corporation (“Avantor”), Vail Acquisition Corp, a Delaware corporation and a wholly owned subsidiary of Avantor (“Merger Sub”), and VWR Corporation (the “Company”), pursuant to which Merger Sub will be merged with and into the Company (the “merger”), with the Company continuing as the surviving corporation.

Three putative class action lawsuits challenging the proposed merger have been filed on behalf of Company stockholders (the “plaintiffs”) in the United States District Court of the Eastern District of Pennsylvania. The actions are captioned Stephen Bushansky v. VWR Corporation, et al., Case No. 2:17-cv-02616-WB, Robert Berg v. VWR Corporation, et al., Case No. 2:17-cv-02676-MSG and Lawrence v. VWR Corporation, et al., Case No. 2:17-cv-02758-WB.

The plaintiffs allege, among other claims, that the Company failed to disclose to stockholders all material information related to the merger. In connection with a settlement of such actions contemplated by the MOU, the Company agreed to make the supplemental disclosures contained herein (the “settlement”). The settlement will not affect the merger consideration to be paid to stockholders of the Company in connection with the proposed merger or the timing of the special meeting of stockholders of the Company scheduled for Thursday, July 13, 2017, beginning at 11:00 a.m., Eastern Daylight Time, at The Radnor Hotel, 591 E. Lancaster Avenue, St. Davids, Pennsylvania 19087 to vote upon a proposal to approve the merger agreement.

SUPPLEMENT TO PROXY STATEMENT

In connection with the outstanding shareholder lawsuits in the United States District Court of the Eastern District of Pennsylvania as described in this Current Report on Form 8-K, the Company has agreed to make these supplemental disclosures to the Proxy Statement. This supplemental information should be read in conjunction with the Proxy Statement, which should be read in its entirety. Page references in the following disclosures are to the Proxy Statement, and defined terms used but not defined herein have the meanings set forth in the Proxy Statement.

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The following disclosure replaces in its entirety the fourth paragraph on page 27 of the Proxy Statement under the caption “Background of the Merger”:

From time to time prior to its engagement by VWR to act as its financial advisor in connection with the merger, Merrill Lynch, Pierce, Fenner & Smith Incorporated (“BofA Merrill Lynch”), not acting on behalf of VWR and without access to non-public information about VWR, held discussions with certain third parties as a part of its ordinary course investment banking dialogue regarding potential strategic alternatives involving VWR. VWR understands that, between April 2016 and February 2017, the BofA Merrill Lynch investment bankers who were later retained to advise VWR in connection with the Transactions had participated in such discussions with 16 parties, including both financial and strategic potential bidders, and that, of this group, initial interest was expressed by only one party and a limited partner of such party (together, “Party A”), which was a potential financial bidder that Varietal had not contacted in 2014. Such BofA Merrill Lynch investment bankers initially met with representatives of Party A on June 23, 2016 to discuss their potential interest in acquiring VWR.

The following disclosure replaces in its entirety the last sentence of the fourth paragraph on page 28 of the Proxy Statement under the caption “Background of the Merger”:

The Board then questioned management about certain of the assumptions and sensitivities that management was preparing to factor into its preliminary preparation of the five-year financial projections, such as the level of anticipated mergers and acquisitions spending, the anticipated level of future sales and contract retention rates for the Company’s various businesses, the potential impact of competition in the future and assumptions about currency exchange rates.

The following disclosure replaces in its entirety the last sentence of the last paragraph on page 32 of the Proxy Statement under the caption “Background of the Merger”:

During the “go-shop” period, none of the potential strategic or financial buyers entered into a confidentiality or standstill agreement or submitted an alternative proposal.

The following disclosure is added as a new paragraph following the fourth paragraph under the caption “Certain Prospective Financial Information” on page 36 of the Proxy Statement:

The presentation of “Unlevered Free Cash Flow” in the Projections is defined as the Company’s operating income less (i) income tax provision or benefit, (ii) capital expenditures, (iii) acquisitions and (iv) changes in net working capital, plus depreciation and amortization expense. This line item was not prepared by the Company or included in the five-year financial forecast provided to BofA Merrill Lynch, Party A, Avantor and New Mountain. Rather, it was prepared by BofA Merrill Lynch, from the other projected line items provided by the Company, in order to facilitate the financial analyses described below in “Opinion of the Company’s Financial Advisor.” Nevertheless, Unlevered Free Cash Flow is being presented in the table below in order to provide a more complete understanding of the data utilized by BofA Merrill Lynch in conducting its financial analyses.

The following table replaces the table following the third paragraph on page 37 of the Proxy Statement under the caption “Certain Prospective Financial Information”:

Fiscal Year End ($ millions, all amounts represent continuing operations)	2017		2018	2019	2020	2021	2022
Revenue(1)	$4,623	(2)	$4,904	$5,186	$5,482	$5,793	$6,120
Adjusted EBITDA(1)	$524	(2)	$576	$632	$689	$751	$817
Adjusted EPS(1)	$1.86	(2)	$2.06	$2.27	$2.48	$2.74	$3.04
Unlevered Free Cash Flow	$151	(3)	$129	$176	$220	$271	$317
(1)	Amounts reflect the five-year financial forecast (also referred to as the VWR management forecasts, as described above) after taking into account the effects of preliminary Q1 2017 results.
(2)	Amounts are for full year 2017.
(3)	Amount is for the second through fourth quarters of 2017.

The following disclosure replaces in its entirety the last sentence of the first paragraph under “Interests of the Company’s Directors and Executive Officers in the Merger—New Management Arrangements” on page 46 of the Proxy Statement:

Other than as described below, no such new agreements, arrangements or understandings have been presented by Avantor or entered into as of the date of this proxy statement, and no director of VWR has been asked to join the combined company’s board of directors.

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Additional Information and Where to Find It

In connection with the proposed transaction, the Company filed with the Securities and Exchange Commission (the “SEC”) a definitive proxy statement and other documents relating to the proposed merger, including a form of proxy card, on June 13, 2017. BEFORE MAKING ANY VOTING DECISION, THE COMPANY’S STOCKHOLDERS ARE URGED TO READ THE PROXY STATEMENT IN ITS ENTIRETY AND ANY OTHER DOCUMENTS FILED WITH THE SEC IN CONNECTION WITH THE PROPOSED MERGER OR INCORPORATED BY REFERENCE IN THE PROXY STATEMENT (IF ANY) BECAUSE THEY CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION AND THE PARTIES TO THE PROPOSED TRANSACTION. Investors and stockholders may obtain a free copy of documents filed by the Company with the SEC at the SEC’s website at http://www.sec.gov. In addition, investors and stockholders may obtain a free copy of the Company’s filings with the SEC from the Company’s website at http://investors.vwr.com or by directing a request to: VWR Corporation, Radnor Corporate Center, Building One, Suite 200, 100 Matsonford Road, Radnor, Pennsylvania 19087, Attn: Investor Relations, (610) 386-1700.

The Company and certain of its directors, executive officers, and certain other members of management and employees of the Company may be deemed to be participants in the solicitation of proxies from stockholders of the Company in favor of the proposed merger. Information about directors and executive officers of the Company is set forth in the proxy statement for the Company’s 2017 annual meeting of stockholders, as filed with the SEC on Schedule 14A on March 31, 2017. Additional information regarding the interests of these individuals and other persons who may be deemed to be participants in the solicitation are included in the definitive proxy statement with respect to the merger the Company has filed with the SEC and furnished to the Company’s stockholders.

Forward-Looking Statements

Statements about the expected timing, completion and effects of the proposed merger and related transactions and all other statements in this report and the exhibits furnished or filed herewith, other than historical facts, constitute forward-looking statements within the meaning of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Readers are cautioned not to place undue reliance on these forward-looking statements and any such forward-looking statements are qualified in their entirety by reference to the following cautionary statements. All forward-looking statements speak only as of the date hereof and are based on current expectations and involve a number of assumptions, risks and uncertainties that could cause the actual results to differ materially from such forward-looking statements. The Company may not be able to complete the proposed merger on the terms described above or other acceptable terms or at all because of a number of factors, including (1) the occurrence of any event, change or other circumstances that could give rise to the termination of the merger agreement, (2) the failure to obtain stockholder approval or the failure to satisfy the closing conditions, (3) the failure to obtain the necessary financing arrangements set forth in the debt and equity commitment letters delivered pursuant to the merger agreement, (4) risks related to disruption of management’s attention from the Company’s ongoing business operations due to the proposed merger and (5) the effect of the announcement of the merger on the ability of the Company to retain and hire key personnel and maintain relationships with its customers, suppliers, operating results and business generally.

Actual results may differ materially from those indicated by such forward-looking statements. In addition, the forward-looking statements represent the Company’s views as of the date on which such statements were made. The Company anticipates that subsequent events and developments may cause its views to change. However, although the Company may elect to update these forward-looking statements at some point in the future, it specifically disclaims any obligation to do so. These forward-looking statements should not be relied upon as representing the Company’s views as of any date subsequent to the date hereof. Additional factors that may affect the business or financial results of the Company are described in the risk factors included in the Company’s filings with the SEC, including the Company’s 2016 Annual Report on Form 10-K, as amended, the Company’s quarterly reports on Form 10-Q and Current Reports on Form 8-K. The Company expressly disclaims a duty to provide updates to forward-looking statements, whether as a result of new information, future events or other occurrences.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VWR CORPORATION

Date: July 6, 2017	By:	/s/ George Van Kula
	Name:	George Van Kula
	Title:	Senior Vice President, Human Resources, General Counsel and Secretary